                               POWER OF ATTORNEY

                                WITH RESPECT TO
              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                                 (REGISTRANT)
                                      AND
                      GLENBROOK LIFE AND ANNUITY COMPANY
                                  (DEPOSITOR)


         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for Glenbrook Life and Annuity Company, Glenbrook Life AIM Variable Life Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                      April 28, 2000
                                      -----------------------------------


                                      /s/THOMAS J. WILSON, II
                                      Thomas J. Wilson, II
                                      President, Chief Operating Officer,
                                      (Principal Executive Officer) and Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                                 (REGISTRANT)
                                      AND
                      GLENBROOK LIFE AND ANNUITY COMPANY
                                  (DEPOSITOR)



     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for Glenbrook Life and Annuity Company, Glenbrook Life AIM Variable Life Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                      April 28, 2000
                                      -----------------------------------


                                      /s/MICHAEL J. VELOTTA
                                      Michael J. Velotta
                                      Vice President, Secretary,
                                      General Counsel and Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                                 (REGISTRANT)
                                      AND
                      GLENBROOK LIFE AND ANNUITY COMPANY
                                  (DEPOSITOR)



     Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, her attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for Glenbrook Life and Annuity Company, Glenbrook Life AIM Variable Life Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 28, 2000
                                      -----------------------------------


                                      /s/SARAH R. DONAHUE
                                      Sarah R. Donahue
                                      Assistant Vice President and Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
              GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                                 (REGISTRANT)
                                      AND
                      GLENBROOK LIFE AND ANNUITY COMPANY
                                  (DEPOSITOR)



     Know all men by these presents that Brent H. Hamann, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for Glenbrook Life and Annuity Company, Glenbrook Life AIM Variable Life Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                      April 28, 2000
                                      -----------------------------------



                                      /s/BRENT H. HAMANN
                                      Brent H. Hamann
                                      Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
               GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)



     Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for Glenbrook Life and Annuity Company, Glenbrook Life AIM Variable Life Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 28, 2000
                                      -----------------------------------



                                      /s/JOHN R. HUNTER
                                      John R. Hunter
                                      Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
               GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


     Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for Glenbrook Life and Annuity Company, Glenbrook Life AIM Variable Life Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 28, 2000
                                      -----------------------------------



                                      /s/TIMOTHY N. VANDER PAS
                                      Timothy N. Vander Pas
                                      Assistant Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
               GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)



     Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for Glenbrook Life and Annuity Company, Glenbrook Life AIM Variable Life Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 28, 2000
                                      -----------------------------------



                                      /s/G. CRAIG WHITEHEAD
                                      G. Craig Whitehead
                                      Assistant Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
               GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


     Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for Glenbrook Life and Annuity Company, Glenbrook Life AIM Variable Life Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 28, 2000
                                      -----------------------------------



                                      /s/KEVIN R. SLAWIN
                                      Kevin R. Slawin
                                      Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO
               GLENBROOK LIFE AIM VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)
                                       AND
                       GLENBROOK LIFE AND ANNUITY COMPANY
                                   (DEPOSITOR)


         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, his attorney-in-fact, each to act individually, with full power of substitution in any and all capacities, to sign any Registration Statements and amendments thereto for Glenbrook Life and Annuity Company, Glenbrook Life AIM Variable Life Separate Account A (Registrant) and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                      April 28, 2000
                                      -----------------------------------



                                      /s/SAMUEL H. PILCH
                                      Samuel H. Pilch
                                      Controller (Principal Accounting Officer)